American Beacon GLG Natural Resources ETFSM

SUMMARY PROSPECTUS June 1, 2025

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. The current prospectus and statement of additional information, dated June 1, 2025, are incorporated by reference into this summary prospectus. You can find the Fund’s prospectus, statement of additional information, reports to shareholders, and other information about the Fund online at www.americanbeaconfunds.com/resource_center/MutualFundForms.aspx. You can also get this information at no cost by calling 1-800-658-5811 or by sending an email request to americanbeaconfunds@ambeacon.com.

Share Class | MGNR

Investment Objective

The Fund’s investment objective is long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees[1]	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.75%
1	Pursuant to a Distribution Plan, the Fund may bear a Rule 12b-1 fee not to exceed 0.25% per year of the Fund’s average daily net assets. However, no such fee is currently paid by the Fund, and the Board of Trustees has not currently approved the commencement of any payments under the Distribution Plan.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 77	$ 240	$ 417	$ 930

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund’s performance. For the period from the Fund’s commencement of operations on February 5, 2024 through the fiscal year ended January 31, 2025, the Fund’s portfolio turnover rate was 135% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies primarily engaged in natural resources and natural resources-related businesses.

The Fund considers companies primarily engaged in natural resources and natural resources-related businesses to be those with a majority of assets, revenues or earnings, directly or indirectly through subsidiaries, from owning, producing, refining, processing, transporting, distributing, mining, exploring, storing, or otherwise handling natural resources, or from activities that directly rely on or support natural resources, such as producing food, delivering utilities, selling machines for natural resources uses, and deriving materials such as fertilizer, glass, paper and plastic. The Fund considers natural resources to generally include, but not be limited to, metals, agricultural products, timber, water, energy (including fossil fuel and renewable sources), and chemicals. The Fund invests more than 25% of its net assets, in aggregate, in companies primarily engaged in natural resources and natural resources-related industries. The Fund’s investments in equity securities may include common stocks, American depositary receipts (“ADRs”), European depositary receipts (“EDRs”), global depositary receipts (“GDRs”), non-voting depositary receipts (“NVDRs”), U.S. dollar-denominated foreign stocks traded on U.S. exchanges, and master limited partnerships.

Using a combination of top-down and bottom-up analysis, the Fund’s sub-advisor, GLG LLC, an indirect wholly owned subsidiary of Man Group plc, invests in companies with historical track records of capital appreciation. The sub-advisor may also invest in companies based upon a belief that they are poised to increase in value following an anticipated event, such as a merger or acquisition. The Fund typically sells a security when the reasons for buying it no longer apply in the sub-advisor’s view, when the company begins to show deteriorating fundamentals or poor relative performance, or when the sub-advisor believes a security has reached its full market value. The Fund may also sell a security to secure gains, limit losses or redeploy assets into more promising opportunities.

The Fund may have a focused portfolio ranging from 30 to 60 securities. The Fund may have significant exposure to the Energy and Materials sectors. However, as the sector composition of the Fund’s portfolio changes over time, the Fund’s exposure to these sectors may be lower at a future date, and the Fund’s exposure to other market sectors may be higher. The Fund principally invests in large and mid-capitalization companies, and to a lesser extent in small-capitalization companies. The Fund may invest in growth and value stocks. The Fund may invest without limitation in the United States and foreign developed and emerging market securities, and may have significant exposure to companies located in, or with economic ties to, Australia, Canada, Europe and the United Kingdom. However, as the geographic concentration of the Fund’s portfolio changes over time, the Fund’s exposure to Australia, Canada, Europe and the United Kingdom

MGNR060125

American Beacon GLG Natural Resources ETF - Summary Prospectus1

may decline, and the Fund’s exposure to other geographic areas may increase. The Fund’s investments in equity securities may be denominated in foreign currencies, and the Fund may invest directly in foreign currencies. The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. The Fund may invest cash balances in a government money market fund advised by the Manager, with respect to which the Manager receives a management fee.

Principal Risks

There is no assurance that the Fund will achieve its investment objective, and you could lose part or all of your investment in the Fund. The Fund is not designed for investors who need an assured level of current income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund listed below are presented in alphabetical order and not in order of importance or potential exposure. Among other matters, this presentation is intended to facilitate your ability to find particular risks and compare them with the risks of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Currency Risk
The Fund may have exposure to foreign currencies. Foreign currencies may fluctuate significantly over short periods of time, may be affected unpredictably by intervention, or the failure to intervene, of the  U.S. or foreign governments or central banks, and may be affected by currency controls or political developments in the U.S. or abroad. Foreign currencies may also decline in value relative to the U.S. dollar and other currencies and thereby affect the Fund’s investments.

Cybersecurity and Operational Risk
Operational risks arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents may negatively impact the Fund, its service providers and third-party fund distribution platforms, including the ability of shareholders to transact in the Fund’s shares, and result in financial losses. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, shareholder data, or proprietary information, or cause the Fund or its service providers, as well as securities trading venues and their service providers, to suffer data corruption or lose operational functionality. Cybersecurity incidents can result from deliberate attacks or unintentional events. It is not possible for the Fund or its service providers to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. The Fund cannot control the cybersecurity and operational plans and systems of its service providers, its counterparties or the issuers of securities in which the Fund invests. The issuers of the Fund’s investments are likely to be dependent on computers for their operations and require ready access to their data and the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of the Fund’s investments, leading to significant loss of value.

Emerging Markets Risk
When investing in emerging markets, the risks of investing in foreign securities are heightened. Emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political or economic uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities resulting in increased volatility and limited liquidity for emerging market securities; trading suspensions and other restrictions on investment; delays and disruptions in securities clearing and settlement procedures; and significant limitations on investor rights and recourse. The governments of emerging market countries may also be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, intervene in the financial markets, and/or impose burdensome taxes that could adversely affect security prices. In addition, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing, financial reporting and recordkeeping standards and requirements comparable to those to which U.S. companies are subject.

Equity Investments Risk
Equity securities represent ownership interests in companies and are subject to investment risk, issuer risk and market risk. In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors. The Fund may experience a significant or complete loss on its investment in an equity security. In addition, stock prices may be particularly sensitive to rising interest rates, which increase borrowing costs and the costs of capital.  The Fund may invest in the following equity securities, which may expose the Fund to the following additional risks:

■	Common Stock Risk. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company.

■	Depositary Receipts Risk. Depositary receipts are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency exchange rate fluctuations, political and financial instability in the home country of a particular depositary receipt, less liquidity, more volatility, less government regulation and supervision and delays in transaction settlement.

■	Master Limited Partnerships (“MLPs”) Risk. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to change their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, they may be difficult to value, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies. Holders of units in MLPs have more limited rights to vote on matters affecting the partnership and may be required to sell their common units at an undesirable time or price. The Fund’s investments in MLPs will be limited to no more than 25% of its assets in order for the Fund to meet the requirements necessary to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”).

■	U.S. Dollar-Denominated Foreign Stocks Traded on U.S. Exchanges Risk. Foreign (non-U.S.) companies that list their stocks on U.S. exchanges may be exempt from certain accounting and corporate governance standards that apply to U.S. companies that list on the same exchange. Performance of these stocks can be impacted by political and financial instability in the home country of a particular foreign company, and delisting of these stocks could impact the Fund‘s ability to transact in such securities and could significantly impact their liquidity and market price.

Event-Driven Investing Risk
The Fund’s use of event-driven strategies requires the sub-advisor to make predictions about the likelihood that an event will occur and the impact such event will have on the value of a company’s securities. If the event fails to occur or it does not have the effect foreseen, the Fund can experience losses.

Exchange-Traded Funds (“ETFs”) Risk
As an ETF, the Fund is subject to the following risks:

■	Authorized Participants Concentration Risk. The Fund has a limited number of financial institutions that may act as authorized participants (i.e., large institutions that have entered into agreements with the distributor of the Fund’s shares and are authorized to transact in Creation Units (described below) with the Fund) (“Authorized Participants”). Only an Authorized Participant may transact in Creation Units directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent they exit the business or are otherwise unable to proceed in creation and redemption transactions with the Fund and no other Authorized Participant is able to step forward to create or redeem shares, then shares of the

2American Beacon GLG Natural Resources ETF - Summary Prospectus

Fund may be more likely to trade at a premium or discount to net asset value (“NAV”) and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for ETFs that invest in securities or instruments that have lower trading volumes.

■	Cash Transactions Risk. Like other ETFs, the Fund sells and redeems its shares primarily in large blocks called “Creation Units” and only to Authorized Participants. Unlike many other ETFs, however, the Fund expects to effect its creations and redemptions at least partially for cash, rather than in-kind securities. Thus, an investment in the Fund may be less tax-efficient than an investment in other ETFs as the Fund may recognize a capital gain that it could have avoided by making redemptions in-kind. As a result, the Fund may pay out higher capital gains distributions than ETFs that redeem in-kind. Further, paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio investments to obtain the cash needed to distribute redemption proceeds at an inopportune time.

■	Premium/Discount Risk. There may be times when the market price of the Fund’s shares is more than its NAV (at a premium) or less than its NAV (at a discount). As a result, shareholders of the Fund may pay more than NAV when purchasing shares and receive less than NAV when selling Fund shares. This risk is heightened in times of market volatility or periods of steep market declines. In such market conditions, market or stop loss orders to sell Fund shares may be executed at prices well below NAV.

■	Secondary Market Trading Risk. Investors buying or selling shares in the secondary market will normally pay brokerage commissions, which are often a fixed amount and may be a significant proportional cost for investors buying or selling relatively small amounts of shares. In addition, such investors may incur the cost of the “spread” also known as the bid-ask spread, which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility. Trading in Fund shares may be halted by the Exchange (as defined below) because of market conditions or other reasons. If a trading halt occurs, a shareholder may temporarily be unable to purchase or sell shares of the Fund. In addition, although the Fund’s shares are listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained or that the Fund’s shares will continue to be listed.

Flexible Strategy Risk
The Fund uses a variety of investment strategies to achieve its investment objective. The sub-advisor does not attempt to keep the portfolio structure or the Fund’s performance consistent with any designated stock, bond or market index, and during times of market rallies, the Fund may not perform as well as other funds that seek to outperform an index. Over time, the investment performance of flexible strategies is typically substantially independent of longer term movements in the stock and bond market.

Focused Holdings Risk
Because the Fund may have a focused portfolio of fewer companies than other diversified funds, the increase or decrease of the value of a single investment may have a greater impact on the Fund’s net asset value (“NAV”) and total return when compared to other diversified funds.

Foreign Investing Risk
Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks may include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing, recordkeeping and financial reporting standards, (5) greater volatility, (6) different government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays or failures in transaction payment and settlement in some foreign markets. Additionally, trading in foreign markets generally involves higher transaction costs than trading in U.S. markets. The Fund’s investment in a foreign issuer may subject the Fund to regulatory, political, currency, security, economic and other risks associated with that country, including tariffs, trade disputes and sanctions. Global economic and financial markets have become increasingly interconnected and conditions (including recent volatility, terrorism, war and political instability) and events (including natural disasters) in one country, region or financial market may adversely impact issuers in a different country, region or financial market.

Geographic Concentration Risk
From time to time, based on market or economic conditions, the Fund may invest a significant portion of its assets in the securities of issuers located in, or with significant economic ties to, a single country or geographic region, which could increase the risk that economic, market, political, business, regulatory, diplomatic, social and environmental conditions in that particular country or geographic region may have a significant impact on the Fund’s performance. Investing in such a manner could cause the Fund’s performance to be more volatile than the performance of more geographically diverse funds. A decline in the economies or financial markets of one country or region may adversely affect the economies or financial markets of another.

■	Australian Securities Risk. Investments in Australian issuers will subject the Fund to legal, regulatory, political, currency, security, and economic risks specific to Australia. The Australian economy is heavily dependent on exports from the energy, agricultural and mining sectors. This makes the Australian economy susceptible to fluctuations in the commodity markets. Australia is also dependent on trading with key trading partners, so interruption or termination of such trading relationships may have a negative effect on the companies in which the Fund invests.

■	Canadian Securities Risk. The United States is Canada’s largest trading and investment partner, and the Canadian economy is significantly affected by developments in the U.S. economy. The Canadian economy is also dependent upon external trade with other key trading partners, including Mexico, China and the United Kingdom. Trade policy changes by any of these countries or regions that reduce Canada’s ability to trade with such regions could have a significant impact on the Canadian economy. In addition, Canada is a large supplier of natural resources (e.g., oil, natural gas and agricultural products). As a result, the Canadian economy is sensitive to fluctuations in certain commodity prices.

■	European Securities Risk. The Fund’s performance may be affected by political, social and economic conditions in Europe, such as growth of economic output (the gross national product of the countries in the region), the rate of inflation, the rate at which capital is reinvested into European economies, the success of governmental actions to reduce budget deficits, the resource self-sufficiency of European countries, the monetary exchange rates between European countries, and conflict between European countries. The European financial markets have experienced and may continue to experience volatility and adverse trends due to concerns relating to economic downturns; rising government debt levels and the possible default on government debt; national unemployment in several European countries; public health crises; political unrest; economic sanctions; inflation; energy crises; and war and military conflict, such as the Russian invasion of Ukraine. A default or debt restructuring by any European country could adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness, which may be located in other countries. Such a default or debt restructuring could affect exposures to European countries. In addition, issuers have faced difficulties obtaining credit or refinancing existing obligations, and financial markets have experienced extreme volatility and declines in asset values and liquidity. These events have affected the exchange rate of the Euro and may continue to significantly affect European countries.

Responses to financial problems by European governments, central banks, and others, including austerity measures and other reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or may have unintended consequences. The Fund makes investments in securities of issuers that are domiciled in member states of the European Union (the “EU”). The economies and markets of European countries are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. One or more countries may abandon the Euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, could be significant and far-reaching. The United Kingdom’s withdrawal from the EU could be an indication that one or more other countries may withdraw from the EU and/or abandon the Euro. These events and actions have affected, and may in the future affect, the value and exchange rate of the Euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the Euro and non-EU member states.

The continuing effects on the economies of European countries of the Russia/Ukraine war and Russia’s response to sanctions imposed by the U.S., EU, UK and

American Beacon GLG Natural Resources ETF - Summary Prospectus3

others, are impossible to predict, but have been and could continue to be significant. For example, exports in Eastern Europe have been disrupted for certain key commodities, pushing commodity prices to record highs. Also, both wholesale energy prices and energy prices charged to consumers in Europe have increased significantly.

■	United Kingdom Securities Risk. The Fund’s exposure to issuers located in, or with economic ties to, the United Kingdom, could expose the Fund to risks associated with investments in the United Kingdom to a greater extent than more geographically diverse funds. Investments in United Kingdom issuers may subject the Fund to regulatory, political, currency, security, and economic risks specific to the United Kingdom. The United Kingdom has one of the largest economies in Europe, and the United States and other European countries are substantial trading partners of the United Kingdom. As a result, the United Kingdom economy may be impacted by changes to the economic condition of the United States and other European countries.

Increasing commodity prices and rising inflation levels caused or exacerbated by the war between Russia and Ukraine recently prompted the United Kingdom government to implement significant policy changes. It is difficult to predict what effects such policies (or the suggestion of such policies) may have and the duration of those effects, which may last for extended periods. These effects may negatively impact broad segments of business and the population and have a significant and rapid negative impact on the performance of the Fund’s investments.

Additionally, the transitional period following the United Kingdom’s departure from the European Union (commonly referred to as “Brexit”) ended on December 31, 2020 and European Union law ceased to have effect in the United Kingdom except to the extent retained by the United Kingdom by unilateral act. The United Kingdom and the European Union then reached a trade agreement that was ratified by all applicable United Kingdom and European Union governmental bodies. The economic effects of Brexit, including certain negative impacts on the ability of the United Kingdom to trade seamlessly with the European Union, are becoming clearer but some political, regulatory and commercial uncertainty in relation to the longer term impacts nevertheless remains to be resolved. Accordingly, there remains a risk that the aftermath of Brexit, including its ongoing effect on the United Kingdom’s relationships with other countries, including the United States, and with the European Union, may negatively impact the value of investments held by the Fund. A depreciation of the British pound sterling and/or the Euro in relation to the U.S. dollar could adversely affect the Fund’s investments denominated in British pound sterling or Euros regardless of the performance of the underlying issuer.

Growth Companies Risk
Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met or decrease, the prices of these stocks may decline, sometimes sharply, even if earnings showed an absolute increase. The Fund’s investments in growth companies may be more sensitive to company earnings and more volatile than the market in general primarily because their stock prices are based heavily on future expectations. If an assessment of the prospects for a company’s growth is incorrect, then the price of the company’s stock may fall or not approach the value placed on it. Growth company stocks may also lack the dividend yield that can cushion stock price declines in market downturns.

High Portfolio Turnover Risk
Portfolio turnover is a measure of the Fund’s trading activity over a one-year period. A portfolio turnover rate of 100% would indicate that the Fund sold and replaced the entire value of its securities holdings during the period. The Fund may engage in active and frequent trading and may have a high portfolio turnover rate, which could increase the Fund’s transaction costs, have a negative impact on performance, and generate higher capital gain distributions to shareholders than if the Fund had a lower portfolio turnover rate.

Investment Risk
An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Issuer Risk
The value of, and/or the return generated by, a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Large-Capitalization Companies Risk
The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and, at times, such companies may be out of favor with investors. Many larger-capitalization companies also may be unable to attain the high growth rates of successful smaller companies, especially during periods of economic expansion.

Market Risk
The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Equity securities generally have greater price volatility than fixed-income securities, although under certain market conditions fixed-income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple assets may decline in value simultaneously. Prices in many financial markets have increased significantly over the last 10-15 years, but there have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future. The value of a security may decline due to adverse issuer-specific conditions, general market conditions unrelated to a particular issuer, such as changes in interest or inflation rates, or factors that affect a particular industry or industries. Changes in the financial condition of a single issuer or market segment also can impact the market as a whole. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters, cybersecurity incidents, and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed-income markets, which may disrupt economies and markets and adversely affect the value of your investment. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets. Changes in value may be temporary or may last for extended periods.

Policy changes by the U.S. government and/or Federal Reserve and economic and political changes within the U.S. and abroad, such as inflation, changes in interest rates, recessions, changes in the  U.S. presidential administration and Congress, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat or occurrence of a federal government shutdown and threats or the occurrence of a failure to increase the federal government’s debt limit, which could result in a default on the government’s obligations, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large.

The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

■	Recent Market Events Risk. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. Moreover, during periods of significant volatility, the risks discussed herein associated with an investment in the Fund may be increased. National economies are substantially interconnected, as are global financial markets, which creates the possibility that conditions in one

4American Beacon GLG Natural Resources ETF - Summary Prospectus

country or region might adversely impact issuers in a different country or region. However, the interconnectedness of economies and/or markets may be changing, which may impact such economies and markets in ways that cannot be foreseen at this time.

Some countries, including the U.S., have adopted more protectionist trade policies, including trade tariffs and other trade barriers, which is a trend that appears to be continuing globally. Slowing global economic growth, the rise in protectionist trade policies, inflationary pressures, changes to some major international trade agreements, risks associated with trade agreements between countries and regions, including the U.S. and other foreign nations, political or economic dysfunction within some countries or regions, including the U.S., and dramatic changes in consumer sentiment and commodity and currency prices could affect the economies and markets of many nations, including the U.S., in ways that cannot necessarily be foreseen at the present time and may create significant market volatility. In addition, these policies, including the impact on the U.S. dollar, may decrease foreign demand for U.S. assets, which could have a negative impact on certain issuers and/or industries.

Although interest rates were unusually low in the U.S. and abroad for a period of time, in 2022, the U.S. Federal Reserve (the “Federal Reserve”) and certain foreign central banks began to raise interest rates as part of their efforts to address rising inflation. The Federal Reserve and certain foreign central banks subsequently started to lower interest rates in September 2024, though economic or other factors, such as inflation, could lead to the Federal Reserve stopping or reversing these changes. It is difficult to accurately predict the pace at which interest rates might change, the timing, frequency or magnitude of any such changes in interest rates, or when such changes might stop or again reverse course. Additionally, various economic and political factors could cause the Federal Reserve or foreign central banks to change their approach in the future and such actions may result in an economic slowdown in the U.S. and abroad. Unexpected changes in interest rates could lead to significant market volatility or reduce liquidity in certain sectors of the market. Deteriorating economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, cause credit spreads to widen, and reduce bank balance sheets. Any of these could cause an increase in market volatility, reduce liquidity across various markets or decrease confidence in the markets.

High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. There is no assurance that the U.S. Congress will act to raise the nation’s debt ceiling; a failure to do so could cause market turmoil and substantial investment risks that cannot be fully predicted. Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy.

Tensions, war, or open conflict between nations, such as between Russia and Ukraine, in the Middle East or in eastern Asia could affect the economies of many nations, including the United States. The duration of ongoing hostilities in the Middle East and between Russia and Ukraine, and any sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of the Fund and its investments or operations could be negatively impacted.

Regulators in the U.S. have adopted a number of changes to regulations involving the markets and issuers, some of which apply to the Fund. The full effect of various newly adopted regulations is not currently known. Due to the scope of regulations being adopted, certain of these changes to regulations could limit the Fund’s ability to pursue its investment strategies or make certain investments, or may make it more costly for the Fund to operate, which may impact performance. Additionally, it is possible that recently adopted regulations could be further revised or rescinded, which creates material uncertainty regarding their impact to the Fund.

Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change in ways that cannot be foreseen, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change.

Mid-Capitalization Companies Risk
Investing in the securities of mid-capitalization companies involves greater risk and the possibility of greater price volatility, which at times can be rapid and unpredictable, than investing in larger-capitalization and more established companies. Since mid-capitalization companies may have narrower commercial markets and more limited operating history, product lines, and managerial and financial resources than larger, more established companies, the securities of these companies may lack sufficient market liquidity, and they can be particularly sensitive to changes in overall economic conditions, interest rates, borrowing costs and earnings.

Natural Resources Concentration Risk
The Fund concentrates its investments in natural resources and natural resources-related industries and has greater exposure than other funds to market, economic and other factors affecting those industries. The Fund’s investments in equity securities of companies in natural resources and natural resources-related businesses are more vulnerable to price movements of natural resources and other factors that particularly affect those types of businesses. Investments in natural resources-related securities may be affected by numerous factors, including changes in supply of, or demand for, various natural resources, changes in energy prices, international political and economic developments, economic conditions in large importation countries, import controls, civil conflict, natural or man-made disasters, actions to address climate change or other environmental factors, energy conservation, the success of exploration projects, fluctuation and changes in commodity or other raw material prices, production spending, increased competition, technological developments, and tax and other government regulation and intervention. These factors could adversely affect the performance of companies in natural resources-related industries, and the Fund’s performance is likely to be disproportionately affected by these factors compared to a more broadly diversified fund.

Other Investment Companies Risk
To the extent that the Fund invests in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses charged by those investment companies in addition to the Fund’s direct fees and expenses. To the extent the Fund invests in other investment companies that invest in equity securities, fixed-income securities and/or foreign securities, or that track an index, the Fund is subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject. The Fund will be subject to the risks associated with investments in those companies, including but not limited to the following:

■	Government Money Market Funds Risk. Investments in government money market funds are subject to interest rate risk, credit risk, and market risk. Interest rate risk is the risk that rising interest rates could cause the value of such an investment to decline. Credit risk is the risk that the issuer, guarantor or insurer of an obligation, or the counterparty to a transaction, may fail or become less able or unwilling, to make timely payment of interest or principal or otherwise honor its obligations, or that it may default completely.

Sector Risk
When the Fund focuses its investments in certain sectors of the economy, its performance could fluctuate more widely than if the Fund were invested more evenly across sectors. Issuers in the same economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. Additionally, individual sectors may be more volatile, and may perform differently, than the broader market. As the Fund’s portfolio changes over time, the Fund’s exposure to a particular sector may become higher or lower.

■	Energy Sector Risk. The Energy sector is cyclical and is highly dependent on commodity prices, and prices and supplies of energy may fluctuate significantly over short and long periods of time. Companies operating in the Energy sector are subject to risks including, but not limited to: price volatility and fluctuation caused by real and perceived inflationary trends and availability of oil and other resources; political developments such as the enactment or cessation of trade

American Beacon GLG Natural Resources ETF - Summary Prospectus5

sanctions or import controls; political instability, war or other geopolitical conflicts in the regions that the companies operate; the cost assumed in complying with environmental and other safety regulations, including costs related to the transition to low carbon alternatives or clean energy; supply of and demand for energy fuels; depletion of resources; energy conservation efforts; capital expenditures on and the success of exploration and production projects; increased competition and technological advances; and policies of, and relations between, the Organization of the Petroleum Exporting Countries (OPEC) and oil importing nations. In addition, companies in the Energy sector are at risk of liability from accidents resulting in pollution, injury, loss of life or property, mishandling of materials, or other environmental damage claims and at risk of loss from terrorism, cyber incidents, natural disasters, fires and explosions. Significant oil and gas deposits are located in emerging markets countries where corruption and security may raise significant risks, in addition to the other risks of investing in emerging markets. Entities operating in the Energy sector are subject to significant regulation of nearly every aspect of their operations by federal, state and local governmental agencies, which can change rapidly or over time in both scope and intensity. There is growing political pressure to reduce the use of fossil fuels, which could begin to impact the securities of companies in that industry and the prices of related commodities.

■	Materials Sector Risk. Companies in the Materials sector may be adversely affected by world events, social and political unrest, war, energy conservation, environmental policies, commodity over-production, commodity price volatility, consumer preferences, interest rates, exchange rates, product and economic cycles, marketing, import controls, technological progress, labor relations, government regulations, and increased competition and resource depletion, among other factors.

Securities Selection Risk
Securities selected for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to its performance index(es), or other funds with similar investment objectives or strategies.

Small-Capitalization Companies Risk
Investing in the securities of small-capitalization companies involves greater risk and the possibility of greater price volatility, which at times can be rapid and unpredictable, than investing in larger-capitalization and more established companies. Since small-capitalization companies may have narrower commercial markets, and more limited operating history, product lines, and managerial and financial resources than larger, more established companies, the securities of these companies may lack sufficient market liquidity and they can be particularly sensitive to changes in overall economic conditions, interest rates, borrowing costs and earnings.

Value Stocks Risk
Value stocks are subject to the risk that their intrinsic or full value may never be realized by the market, that a stock judged to be undervalued may be appropriately priced, or that their prices may decline. Although value stocks tend to be inexpensive relative to their earnings, they can continue to be inexpensive for long periods of time. The Fund’s investments in value stocks seek to limit potential downside price risk over time; however, value stock prices still may decline substantially. In addition, the Fund may produce more modest gains as a trade-off for this potentially lower risk. The Fund’s investment in value stocks could cause the Fund to underperform funds that use a growth or non-value approach to investing or have a broader investment style.

Volatility Risk
The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s NAV to experience significant increases or declines in value over short periods of time.

Fund Performance

Performance information for the Fund is not provided because the Fund has not been in operation for a full calendar year. Performance information will be available in the Prospectus after the Fund has been in operation for one full calendar year. Performance for the Fund can be accessed on the Fund’s website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Management

The Manager
The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisor

The Fund’s investment sub-advisor is GLG LLC, an indirect wholly owned subsidiary of Man Group plc.

Portfolio Managers

GLG LLC	Albert Chu Portfolio Manager Since Fund Inception (2024)

Purchase and Sale of Fund Shares

The Fund is an exchange-traded fund. Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer and may not be purchased or redeemed directly with the Fund. Shares of the Fund are listed for trading on NYSE Arca, Inc. (“Exchange”). Shares may be purchased and redeemed from the Fund only in Creation Units of 25,000 shares, or multiples thereof, at NAV. As a practical matter, only institutions and large investors, such as market makers or other large broker-dealers, purchase or redeem Creation Units. Most investors will buy and sell shares of the Fund on the Exchange. Individual shares can be bought and sold throughout the trading day like other publicly traded securities through a broker-dealer on the Exchange. These transactions do not involve the Fund. The price of an individual Fund share is based on market prices, which may be different from its NAV. As a result, the Fund’s shares may trade at a price greater than the NAV (at a premium) or less than the NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (“bid”) and the lowest price a seller is willing to accept for shares of the Fund (“ask”) when buying or selling shares in the secondary market (the “bid-ask spread”). Most investors will incur customary brokerage commissions and charges when buying or selling shares of the Fund through a broker-dealer.

Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads, is available on the Fund’s website at www.americanbeaconfunds.com/etfs/MGNR.

Tax Information

Dividends, capital gains distributions, and other distributions, if any,  that you receive as a result of your investment in the Fund are subject to federal income tax and may also be subject to state and local income taxes, unless you are a tax-exempt entity or your account is  tax-deferred,  such as an individual retirement account (“IRA”) or a 401(k) plan (in which case you may be taxed later, upon the withdrawal of your investment from such account or plan).

6American Beacon GLG Natural Resources ETF - Summary Prospectus

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor, Foreside Financial Services, LLC, or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

American Beacon GLG Natural Resources ETF - Summary Prospectus7